Exhibit 10.1

AMENDMENT NO. 1 TO

CONVERTIBLE DEBENTURE

THIS AMENDMENT NO. 1 TO CONVERTIBLE DEBENTURE (this “Amendment”), is entered into by and between TRIANGLE PETROLEUM CORPORATION, a Nevada corporation (the “Company”), and Centrum Bank AG (the “Holder”), as of December 18, 2008.

WHEREAS:

A.           The Company and the Holder are parties to that certain Securities Purchase Agreement, dated December 28, 2005, (the “Purchase Agreement”), pursuant to which the Company issued to the Holder a Convertible Debenture, due December 28, 2008 in an aggregate principal amount of $2,500,000 (the “December Debenture”) and a Convertible Debenture, due January 23, 2009 in an aggregate principal amount of $2,500,000 (the “January Debenture” and together with the December Debenture, the “Debentures”).

B.           Simultaneously with the execution of this Agreement, the following transactions are also taking place: a) the Company is entering into an settlement agreement with the Holder, pursuant to which the Holder has agreed to accept $3,250,000 from the Company for the final settlement of the Debentures; b) the Company is entering into an amendment agreement with the Holder, pursuant to which the conversion price of convertible debentures issued pursuant to a securities purchase agreement dated December 28, 2005 will be reduced to $1.40 and the Holder will convert $1,750,000 of debentures and receive 1,250,000 shares of the Company’s common stock; and c) the Company is entering into a settlement agreement with the Holder for the settlement of the remaining convertible debentures issued to the Holder.

C.           As of the date hereof, the outstanding value of the Debenture is $6,102,396, which includes $5,000,000 in principal and $1,102,396 of accrued interest.

D.           The parties to the Agreement now desire to amend certain provisions set forth in the Debenture as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1.           AMENDMENT OF SECTION 2.1. Section 2.1 of the Debentures is hereby amended and replaced in its entirety with the following:

“2.1.          Optional Conversion.  Subject to the terms of this Article II, the Holder shall have the right, but not the obligation, at any time until the Maturity Date, or thereafter during an Event of Default and to convert all or any portion of the outstanding Principal Amount and/or accrued interest and fees due and payable into fully paid and nonassessable shares of the Common Stock at the Fixed Conversion Price. The shares of Common Stock to be issued upon such conversion are herein referred to as the “Conversion Shares.”  The “Fixed Conversion Price” shall mean $1.40.”

2.           CONVERSION OF DEBENTURES.  Upon execution of this Agreement, Holder agrees to immediately convert $1,750,000 of Debentures into 1,250,000 shares of the Company’s common stock by executing the Notice of Conversion, in substantially the same form as attached as Exhibit A hereto

3.           EFFECT ON OTHER TERMS.  This Amendment shall be deemed effective as of December 18, 2008.  All other terms set forth in the Debenture shall remain unchanged and this Amendment and the Debenture shall be deemed a single integrated agreement for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Debenture to be duly executed as of day and year first above written.

TRIANGLE PETROLEUM CORPORATION
By: /s/ MARK GUSTAFSON
Name: Mark Gustafson
Title: Chief Executive Officer

CENTRUM BANK AG

By: /s/ JURG MUEHLETHALER
Jurg Muehlethaler
Executive Director

By: /s/ DANIEL KIEBER
Daniel Kieber
Associate Director

EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert all or part of the Debenture into Common Stock)

Centrum Bank AG
Kirchstrasse 3
PO Box 1168
FL – 9490 Vaduz
Liechtenstein

The undersigned hereby converts $1,750,000 of the principal due on December 28, 2008 under the Convertible Debenture issued by Triangle Petroleum Corporation (“Borrower”) dated as of December 28, 2005, as amended on December 18, 2008, by delivery of shares of Common Stock of Borrower on and subject to the conditions set forth in Article II of such Debenture.

1.	Date of Conversion	December 18, 2008

2.	Shares To Be Delivered:	1,250,000

CENTRUM BANK AG
By:
Jurg Muehlethaler
Executive Director